SUBSCRIPTION AGREEMENT

                          PURCHASE OF CONVERTIBLE NOTE
                            ARTWORK AND BEYOND, INC.



THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY FOREIGN SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THE NOTE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THE NOTE HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


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                                                   As of April 18, 2002

Artwork and Beyond, Inc.
761 Coates Avenue
Holbrook, New York 11741

                  Re:  PURCHASE OF CONVERTIBLE PROMISSORY NOTE
                       ---------------------------------------

Gentlemen/Ladies:

         The undersigned ("the Investor" or "Undersigned"), an "accredited investor" as hereinafter defined, wishes to purchase a Convertible Promissory Note (the "Note") of Artwork and Beyond, Inc., a Delaware corporation with a principal office located at 761 Coates Avenue, Holbrook, New York 11741, USA (the "Company"). The Note is convertible into shares of common stock of the Company (the "Underlying Security" and, together with the Note, the "Securities"). The Note sold hereunder is part of a private offering ("Offering") of up to an aggregate of five hundred thousand dollars $500,000. As used herein the term "Subscribers" shall refer to all the subscribers in the Offering.

         1. SUBSCRIPTION. Subject to the terms and conditions hereof, the Investor hereby irrevocably subscribes for and commits to purchase from the Company the Note in the principal amount set forth opposite his/her name on the signature page. The Investor's check in exchange for the Note has been delivered concurrently with this Agreement, or a wire transfer has been delivered to the order of the Company.

         The proceeds from this Offering are to be utilized to defray the costs of opening and promoting the Artwork and Beyond Superstore and for working capital.

         2. DISCLOSURE DOCUMENTS. The undersigned acknowledges that the undersigned has received and reviewed the following documents ("Disclosure Documents") and acknowledges the risks involved therein and as set forth in paragraph 3(f) hereof:

                  1) Excerpts from Amendment No. 3 to the Registration Statement form SB-2, including Additional Risk Factors filed as of March ___, 2002

                  2)    Statement of Additional Risks

                  3)    Form of Convertible Promissory Note

                  4)    Artwork and Beyond Superstore Description.

         3.       INVESTOR REPRESENTATIONS AND WARRANTIES.

                  (a) INVESTMENT INTENT. The Investor represents that the Investor will be acquiring the Note for investment and not with a view to, or for sale in connection with, any distribution thereof nor with any present intention to sell the Note. The undersigned will not offer or transfer the Securities except pursuant to either an effective registration statement pursuant to the Securities Act of 1933 (the "Securities Act") of the Underlying Security, or an exemption from such requirements as set forth in an opinion of counsel. The Securities shall contain a legend to such effect and be subject to a stop transfer order. No other person has a direct or indirect beneficial interest in the Securities. Except as set forth herein, the Company has no obligation to register the Underlying Security under the Securities Act, or to assist the undersigned in complying with an exemption from registration under the Securities Act.

                  (b) EXPERIENCE. The Investor represents and warrants that the Investor has such knowledge and experience in financial and business matters that the Investor is and will be capable of evaluating the risks and merits of an investment in the Note to be purchased hereby and that the Investor is able to bear the economic risks, including total loss, of investing in the Note.

                  (c) NO REVIEW. The Investor understands that no federal or foreign agency has passed upon the Note or made any findings or determination as to the fairness of this investment.

                  (d) APPROVALS REQUIRED. No approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement by the Investor or the consummation of the transactions described herein, except as disclosed herein and, except to the extent that the Investor or the Company is required to file reports in accordance with relevant regulations under Federal securities laws.

                  (e) ACCURACY OF INFORMATION. All information furnished in the Subscription Agreement completed by the undersigned is true and correct in all respects.

                   (f) ACKNOWLEDGEMENT OF RISKS. The Investor acknowledges the existence of the risks set forth in the Disclosure Documents attached hereto and, specifically, acknowledges that the Company has minimal business, that the Company plans to commit the proceeds of this

                        Offering to the costs of opening and promoting the Artwork and Beyond Superstore and that there is no assurance that the Artwork and Beyond Superstore will be profitable.


                  (g) ACCREDITED INVESTOR. The Investor further represents that the Investor is an Accredited Investor within the meaning of Regulation D because the Investor is one of the types of persons listed below as indicated by Investor's check of the appropriate category. (Please check the appropriate paragraph(s)).

(1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(3) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

(6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss.230.506(b)(2)(ii); and

(8) Any entity in which all of the equity owners are accredited investors.

                  (h) REPRESENTATIONS AND WARRANTIES. The foregoing representations and warranties are true as of the date of this Subscription Agreement and shall be true as of the date the Company executes and delivers the Note to the Investor. If such representation and warranties shall not be true in any respect prior to such date, the Investor will give prompt written notice of such fact to the Company.

         4.    FURTHER ACKNOWLEDGMENTS.  The Investor further acknowledges that:

                  (a) ACCESS TO INFORMATION. The Investor has received a copy of the Disclosure Documents and has carefully reviewed the Disclosure Documents. The Investor has had the opportunity to ask questions and receive answers from representatives of the Company. The Company has made available to the Investor all doc uments requested and has provided answers to all of the Investor's questions relating to an investment in the Company. In evaluating the Investor's decision to purchase the Note subscribed for, the Investor has relied solely upon information contained in the Disclosure Documents and independent investigations made by the Investor.

                  (b) SUITABILITY OF INVESTMENT. The Investor, upon review of the Disclosure Documents and careful consideration of the risks involved in the purchase of the Note, understands and acknowledges that this investment is of a speculative nature involving a risk of loss of all or a portion of the undersigned's investment, and that:

                           (i) The Note is being sold in reliance on the
                  exemption from the registration provisions of the Securities Act, pursuant to Section 4(2) of the Securities Act as contained in Regulation D promulgated by the Securities and Exchange Commission thereunder and the Securities will be a Restricted Securities as defined in Rule 144 under the Securities Act and will be saleable only pursuant to a Registration Statement or an exemption from the registration requirements under the Securities Act. Except as provided herein, the Company has no obligation to register the Underlying Security pursuant to the Securities Act. Consequently, transfer may be limited.

                           (ii) The Note is being offered to the Investor only
                  because the Investor has represented that the Investor is an accredited investor (as defined in Regulation D under the Securities Act), and the information being supplied to the

                  Investor would not be adequate to comply with the disclosure provided in connection with a registration statement or with information required to be provided under the Securities Act to an unaccredited investor under Regulation D.

                           (iii) The Investor has determined that the Note is a
                  suitable investment for the Investor.

                           (iv) Each Note or certificate for the Underlying
                  Security shall be imprinted with a legend substantially in the following form:


                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER SAID ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         5.       SUBSCRIPTION ACCEPTANCE.

                  (a) This subscription may be accepted or rejected in whole or in part by the Company, in its sole discretion.

                  (b) This subscription is and shall be irrevocable except that
(i) the Investor's execution and delivery of this Subscription Agreement will not constitute an agreement between the Company and the Investor until this Subscription Agreement is accepted on behalf of the Company and, if not so accepted, the Investor's subscription and obligations hereunder will terminate and (ii) the Investor can, at any time prior to acceptance of this Subscription Agreement, request in writing that the Investor be released from the obligations hereunder (and the Company may, but need not, in its discretion, elect to release the Investor from the subscription and from such obligations).

         6.       SECURITIES REGISTRATION.

                  (a) DEFINITIONS. As used in this Section, the following terms shall have the following respective meanings:

                           "Commission" shall mean the Securities and Exchange
Commission, or any other Federal agency at the time administering the Securities Act.

                           "Person" shall mean and include an individual, a
corporation, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

                           "Holder" shall mean the undersigned or permitted
transferees of the Underlying Security (other than pursuant to a permitted public sale).

                           "Registration Expenses" shall mean expenses in
preparing and filing the registration statement referred to hereinafter but shall not include expenses of Holder's counsel or any commissions or discounts.

                           "Registration Period" shall refer to the period
beginning after the effective date of any registration statement relating to the Underlying Securities and ending one (1) year thereafter, provided the Registration Period shall be deemed expired with respect to any Holder who may sell his/her/its Shares under Rule 144, without regard to the volume limitation of such Rule.

                           "Registration Statement" shall mean any registration
statement filed under the Securities Act of 1933 and any amendments to such registration statement.

                           "Securities Act" shall mean the Securities Act of
1933, as amended.

                           "Transfer" shall include any disposition of any
Restricted Securities or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.

                  (b)      REQUIRED REGISTRATION.

                           (i) The Company presently has a Registration
                  Statement pending with the Commission for the sale of shares of its common stock. The Company shall include the resale of the Underlying Securities held by the Investor in the first amendment to the Registration Statement filed by the Company after the sale of the Notes.

                           (ii) REGISTRATION EXPENSES. The Company will pay all
                  Registration Expenses for the Required Registration.

                  (c) COVENANTS OF THE COMPANY. In connection with the Registration Statement to be filed herein, the Company shall:

                           (i) furnish to each seller of the Underlying
                  Securities such number of copies of such Registration Statement or supplement thereto (in each case including all exhibits), including a preliminary and final prospectus, in conformity with the requirements of the Securities Act;

                           (ii) use its best efforts to register or qualify the
                  Underlying Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as may be reasonably requested by the Investor or the securities of the Company initially proposed to be registered are qualified; and

                           (iii) during the Registration Period the Company
                  shall keep the Registration Statement current. Moreover, the Company shall notify each seller of the Underlying Securities covered by such Registration Statement, at any time when a prospectus relating thereto covered by such Registration Statement is required to be delivered under the Securities Act or the happening of any event as a result of which the Registration Statement, the prospectus or any document incorporated therein by reference, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and at the request of such seller, prepare and furnish to such seller a post-effective amendment or supplement to the Registration Statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (d) TRANSFER RIGHTS. The rights and the obligations of the Investors under this Agreement, including the rights to cause the Company to register the Underlying Securities and the restrictions on the transferability of the Securities, shall be deemed to be automatically assigned with the transfer of the Securities, other than a transfer pursuant to an effective Registration Statement.

                  (f) The Investor will execute such documents requested by the Company evidencing compliance with law or as customarily given upon registration.

         7. TAX CONSEQUENCES. No effort has been made by the Company to provide any advice as to the federal income tax consequences of the investment by the Investor in the Shares. The Investor has been advised to seek independent advice as to the tax consequences of an investment in the Shares.

         8.  SURVIVAL AND INDEMNIFICATION.

                  (a) The Investor agrees that the representations contained herein shall survive the purchase of the Shares and that the Investor will indemnify and hold harmless the Company from and against loss, damage or liability arising from a claim of or action instituted by a third party including any governmental or regulatory body investigation, or proceeding arising from a breach of any representation or material misrepresentation of the Investor contained herein.

                  (b) The Company agrees that the representations contained herein shall survive the purchase of the Shares hereby and that it will indemnify and hold harmless the Investor from and against loss, damage or liability arising from a claim of or action instituted by a third party including any governmental or regulatory body investigation, or proceeding arising from a breach of any representation or material misrepresentation of the Company contained herein.

                  (c) The indemnities provided herein shall not be deemed exclusive remedies but are in addition to all other rights and remedies available to either or both of the parties pursuant to this Agreement.

         9.       MISCELLANEOUS.

                  (a) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges shall be enforceable to the fullest extent permitted by law.

                  (b) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. This Agreement may only be modified in writing signed by the undersigned and the Company.

                  (c) CONSTRUCTION AND ENFORCEMENT. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Florida applicable to agreements made and to be performed entirely within such State.

                  (d) NOTICES. Copies of all notices or other communications to be given or made hereunder will be transmitted to the Investor at the address listed in Section 4.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the day and year first above written AND HAS COMPLETED SECTION 3(G).


  Principal Amount of Note                     $___________________________

                                               INVESTOR


                                               ------------------------------
                                               Name:
                                               Address:




                                    Social Security or Tax
                                    Identification Number:

                                    Phone:




                                    ------------------------------------------
                                     Signature of Authorized Representative


                                    ------------------------------------------
                                     Name                      Title

The foregoing subscription is hereby accepted by Artwork and Beyond, Inc. as of March __, 2002.

                                       ARTWORK AND BEYOND, INC.
                                       (a [New York] corporation)


                                       By:
                                           -----------------------
                                            Name:
                                            Title:

  Witness:

  ------------------------------
  Name:
  Title:


                                {acceptance page}

                          STATEMENT OF ADDITIONAL RISKS

         AN INVESTMENT IN THE SECUITIES IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK AND INCLUDES THE POSSIBILITY OF A TOTAL LOSS OF ONE'S INVESTMENT. ONLY THOSE PERSONS WHO ARE ABLE TO BEAR THE FINANCIAL RISKS SHOULD CONSIDER PURCHASING THE UNITS. PROSPECTIVE INVESTORS SHOULD CAREFULLY CONSIDER, AMONG OTHER THINGS, THE RISK FACTORS SET FORTH BELOW AS WELL AS THOSE SET FORTH IN THE REGISTRATION STATEMEMNT EXCERPT BEFORE A DECISION IS MADE TO PURCHASE ANY SHARES.


VIABILITY OF SUPERSTORE
-----------------------

         The proceeds of this Offering are earmarked and may be used only to defray the costs of opening and marketing a retail art and framing "Superstore", as described in the Superstore Description attached hereto, and for working capital related thereto. There is no requirement that a particular amount of Securities be sold. In the event that the Company does not receive sufficient proceeds, the Company may not be able to open the "Superstore". Even if the Company receives sufficient proceeds, there is no assurance that that the Company will be able to open the "Superstore", as described, or to operate the business properly. The Company will not pay any brokerage or other fees in connection with the sale of the Notes. It believes that expenses and filing fees will not exceed $25,000. If all of the Notes are sold, the Company will receive proceeds in the amount of $475,000, which will be used to defray the costs of opening and marketing the "Superstore" and for working capital related thereto.

POSSIBLE ILLIQUIDITY
--------------------

         The offer and sale of the Convertible Notes has not been registered under the Securities Act or the securities laws of any jurisdiction in reliance on exemptions from registration. The Securities may not be resold unless the resale is subsequently registered under the Securities Act and the applicable state securities laws or, in the opinion of counsel to the Company, an exemption from registration is available. Further, the market for the Company's shares is extremely limited and there is no assurance that an active market will develop in the future. As a result, an investor must be prepared to continue to bear the economic risk of his investment for an indefinite period of time.